                                                                    EXHIBIT 10.6

                                                                  [FIRST OPTION]

                                   PALM, INC.

                       FORM OF DIRECTOR OPTION AGREEMENT

     Palm, Inc. (the "Company"), has granted to ___________________ (the "Optionee"), an option to purchase a total of 40,000 shares of the Company's Common Stock (the "Optioned Stock"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Company's 1999 Director Option Plan (the "Plan") adopted by the Company which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

     1.  Nature of the Option.  This Option is a nonstatutory option and is not
         --------------------
intended to qualify for any special tax benefits to the Optionee.

     2.  Exercise Price.  The exercise price is $_______ for each share of
         --------------
Common Stock.

     3.  Exercise of Option.  This Option shall be exercisable during its term
         ------------------
in accordance with the provisions of Section 8 of the Plan as follows:

         (i)  Right to Exercise.
              -----------------

              (a) This Option shall become exercisable in installments cumulatively with respect to one-third (1/3) of the Optioned Stock one year after the date [of grant/the Optionee began his or her service to the Company], and as to an additional one-third (1/3) of the Optioned Stock on each anniversary of the date [of grant/the Optionee began his or her Service to the Company], so that one hundred percent (100%) of the Optioned Stock shall be exercisable three (3) years after the date [of grant/the Optionee began his or her service to the Company]; provided, that the Optionee remains in service on such dates; provided, further, that in no event shall any Option be exercisable prior to the date the stockholders of the Company approve the Plan.

              (b)  This Option may not be exercised for a fraction of a share.

              (c) In the event of Optionee's death, disability or other termination of service as a Director, the exercisability of the Option is governed by Section 8 of the Plan.

          (ii) Method of Exercise.  This Option shall be exercisable by written
               ------------------
notice which shall state the election to exercise the Option and the number of Shares in respect of which the Option is being exercised. Such written notice, in the form attached hereto as Exhibit A, shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price.

     4.  Method of Payment.  Payment of the exercise price shall be by any of
         -----------------
the following, or a combination thereof, at the election of the Optionee:

         (i)  cash;

         (ii)  check; or

         (iii) surrender of other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; or

         (iv) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

     5.  Restrictions on Exercise.  This Option may not be exercised if the
         ------------------------
issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulations, or if such issuance would not comply with the requirements of any stock exchange upon which the Shares may then be listed. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     6.  Non-Transferability of Option.  This Option may not be transferred in
         -----------------------------
any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     7.  Term of Option.  This Option may not be exercised more than ten (10)
         --------------
years from the date of grant of this Option, and may be exercised during such period only in accordance with the Plan and the terms of this Option.

     8.  Taxation Upon Exercise of Option. Optionee understands that, upon
         --------------------------------
exercise of this Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then Fair Market Value of the Shares purchased over the exercise price paid for such Shares. Since the Optionee is subject to
Section 16(b) of the Securities Exchange Act of 1934, as amended, under certain limited circumstances the measurement and timing of such income (and the commencement of any capital gain holding period) may be deferred, and the Optionee is advised to contact a tax advisor concerning the application of
Section 83 in general and the availability a Section 83(b) election in particular in connection with the exercise of the Option. Upon a resale of such Shares by the Optionee, any difference between the sale price and the Fair Market Value of the Shares on the date of exercise of the Option, to the extent not included in income as described above, will be treated as capital gain or loss.

     DATE OF GRANT:  ______________

                                    Palm, Inc.
                                    A Delaware corporation

                                    By: ________________________________

     Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

     Dated: _________________

                                    ______________________________
                                    Optionee

                                   EXHIBIT A

                        DIRECTOR OPTION EXERCISE NOTICE

Palm, Inc.
______________
______________

Attention:  Corporate Secretary

     1.  Exercise of Option. The undersigned ("Optionee") hereby elects to
         ------------------
exercise Optionee's option to purchase _______ shares of the Common Stock (the "Shares") of Palm, Inc. (the "Company") under and pursuant to the Company's 1999 Director Option Plan and the Director Option Agreement dated _______________ (the "Agreement").

     2.  Representations of Optionee. Optionee acknowledges that Optionee has
         ---------------------------
received, read and understood the Agreement.

     3.  Federal Restrictions on Transfer. Optionee understands that the Shares
         --------------------------------
must be held indefinitely unless they are registered under the Securities Act of 1933, as amended (the "1933 Act"), or unless an exemption from such registration is available, and that the certificate(s) representing the Shares may bear a legend to that effect. Optionee understands that the Company is under no obligation to register the Shares and that an exemption may not be available or may not permit Optionee to transfer Shares in the amounts or at the times proposed by Optionee.

     4.  Tax Consequences. Optionee understands that Optionee may suffer adverse
         ----------------
tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultant(s) Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     5.  Delivery of Payment. Optionee herewith delivers to the Company the
         -------------------
aggregate purchase price for the Shares that Optionee has elected to purchase and has made provision for the payment of any federal or state withholding taxes required to be paid or withheld by the Company.

     6.  Entire Agreement. The Agreement is incorporated herein by reference.
         ----------------
This Exercise Notice and the Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof. This Exercise Notice and the Agreement are governed by [Delaware] law except for that body of law pertaining to conflict of laws.

     Submitted by:                           Accepted by:

     OPTIONEE:                               PALM, INC.

     By: _______________________        By: _______________________________

                                        Its: ______________________________

     Address:


     Dated: ____________________        Dated: ____________________________

                                                             [SUBSEQUENT OPTION]

                                   PALM, INC.

                           DIRECTOR OPTION AGREEMENT

     Palm, Inc. (the "Company"), has granted to ___________________ (the "Optionee"), an option to purchase a total of 25,000 shares of the Company's Common Stock (the "Optioned Stock"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Company's 1999 Director Option Plan (the "Plan") adopted by the Company which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

     1.   Nature of the Option.  This Option is a nonstatutory option and is not
          --------------------
intended to qualify for any special tax benefits to the Optionee.

     2.   Exercise Price.  The exercise price is $_______ for each share of
          --------------
Common Stock.

     3.   Exercise of Option.  This Option shall be exercisable during its term
          ------------------
in accordance with the provisions of Section 8 of the Plan as follows:

            (i)  Right to Exercise.
                 -----------------

                 (a) This Option shall become exercisable as to 100% of the Optioned Stock one year after the date of grant; provided that the Optionee remains in service on such date; provided, further, that in no event shall any Option be exercisable prior to the date the stockholders of the Company approve the Plan.

                 (b) This Option may not be exercised for a fraction of a share.

                 (c) In the event of Optionee's death, disability or other termination of service as a Director, the exercisability of the Option is governed by Section 8 of the Plan.

            (ii) Method of Exercise.  This Option shall be exercisable by
                 ------------------
written notice which shall state the election to exercise the Option and the number of Shares in respect of which the Option is being exercised. Such written notice, in the form attached hereto as Exhibit A, shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price.

     4.   Method of Payment.  Payment of the exercise price shall be by any of
          -----------------
the following, or a combination thereof, at the election of the Optionee:

            (i)   cash;

            (ii)  check; or

            (iii) surrender of other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; or

          (iv) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

     5.   Restrictions on Exercise.  This Option may not be exercised if the
          ------------------------
issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulations, or if such issuance would not comply with the requirements of any stock exchange upon which the Shares may then be listed. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     6.   Non-Transferability of Option.  This Option may not be transferred in
          -----------------------------
any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     7.   Term of Option.  This Option may not be exercised more than ten (10)
          --------------
years from the date of grant of this Option, and may be exercised during such period only in accordance with the Plan and the terms of this Option.

     8.   Taxation Upon Exercise of Option.  Optionee understands that, upon
          --------------------------------
exercise of this Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then Fair Market Value of the Shares purchased over the exercise price paid for such Shares. Since the Optionee is subject to
Section 16(b) of the Securities Exchange Act of 1934, as amended, under certain limited circumstances the measurement and timing of such income (and the commencement of any capital gain holding period) may be deferred, and the Optionee is advised to contact a tax advisor concerning the application of
Section 83 in general and the availability a Section 83(b) election in particular in connection with the exercise of the Option. Upon a resale of such Shares by the Optionee, any difference between the sale price and the Fair Market Value of the Shares on the date of exercise of the Option, to the extent not included in income as described above, will be treated as capital gain or loss.

     DATE OF GRANT:  ______________

                                         Palm, Inc.
                                         A Delaware corporation


                                         By: ______________________________

     Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

     Dated: _________________

                                    ______________________________
                                    Optionee

                                   EXHIBIT A

                        DIRECTOR OPTION EXERCISE NOTICE

Palm, Inc.

______________

______________


Attention:  Corporate Secretary

     1.  Exercise of Option.  The undersigned ("Optionee") hereby elects to
         ------------------
exercise Optionee's option to purchase _______ shares of the Common Stock (the "Shares") of Palm, Inc. (the "Company") under and pursuant to the Company's 1999 Director Option Plan and the Director Option Agreement dated _______________ (the "Agreement").

     2.  Representations of Optionee.  Optionee acknowledges that Optionee has
         ---------------------------
received, read and understood the Agreement.

     3.  Federal Restrictions on Transfer.  Optionee understands that the Shares
         --------------------------------
must be held indefinitely unless they are registered under the Securities Act of 1933, as amended (the "1933 Act"), or unless an exemption from such registration is available, and that the certificate(s) representing the Shares may bear a legend to that effect. Optionee understands that the Company is under no obligation to register the Shares and that an exemption may not be available or may not permit Optionee to transfer Shares in the amounts or at the times proposed by Optionee.

     4.  Tax Consequences.  Optionee understands that Optionee may suffer
         ----------------
adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultant(s) Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     5.  Delivery of Payment.  Optionee herewith delivers to the Company the
         -------------------
aggregate purchase price for the Shares that Optionee has elected to purchase and has made provision for the payment of any federal or state withholding taxes required to be paid or withheld by the Company.

     6.  Entire Agreement.  The Agreement is incorporated herein by reference.
         ----------------
This Exercise Notice and the Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof. This Exercise Notice and the Agreement are governed by [Delaware] law except for that body of law pertaining to conflict of laws.

     Submitted by:                           Accepted by:

     OPTIONEE:                               PALM, INC.


     By:________________________             By: __________________________

                                             Its: _________________________

     Address:



     Dated: ____________________             Dated: _______________________

                                      -2-